UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2017

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2017, Viking Therapeutics, Inc. (“Viking”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with PoC Capital, LLC, a California limited liability company (“PoC”), pursuant to which, among other things, Viking sold to PoC, and PoC purchased from Viking, 1,286,173 shares (the “Shares”) of common stock, par value $0.00001 per share (“Common Stock”), of Viking for an aggregate issue price of $1,800,000 (the “Transaction”). The proceeds from the sale of the Shares are reserved exclusively to fund certain of Viking’s clinical trials pursuant to a master services agreement with a clinical research organization.

Pursuant to the Purchase Agreement, Viking also agreed to prepare and file one or more registration statements (“Resale Registration Statements”) with the Securities and Exchange Commission (the “SEC”) for the purpose of registering the Shares for resale. Under the Purchase Agreement, Viking must file a registration statement with the SEC registering all of the Shares for resale by no later than February 23, 2017.

The Purchase Agreement contains customary representations, warranties and covenants of Viking and PoC. Subject to certain customary limitations, Viking and PoC have each agreed to indemnify the other against certain losses related to liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), or Securities Exchange Act of 1934, as amended, for such party’s misstatements or omissions of material facts in connection with the Resale Registration Statements.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement that is filed herewith as Exhibit 10.1.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Viking or its business, and should be read in conjunction with the disclosures in Viking’s periodic reports and other filings with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Shares were offered and sold to PoC on February 8, 2017 in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. PoC represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and the Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of Viking.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement, dated February 8, 2017, by and among Viking Therapeutics, Inc. and PoC Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: February 14, 2017	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)